                                                                    EXHIBIT 20.1


                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - D


                         MONTHLY SERVICER'S CERTIFICATE




      Accounting Date:                                         April 30, 1999
                                                             -----------------
      Determination Date:                                         May 7, 1999
                                                             -----------------
      Distribution Date:                                         May 17, 1999
                                                             -----------------
      Monthly Period Ending:                                   April 30, 1999
                                                             -----------------


      This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of November 1, 1998, among Arcadia Automobile Receivables Trust, 1998-D (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and "AFL", as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meanings assigned them in the Sale and Servicing Agreement.

      Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


 I.   Collection  Account  Summary

      Available Funds:
                Payments Received                                                  $7,017,132.74
                Liquidation Proceeds (excluding Purchase Amounts)                    $410,401.94
                Current Monthly Advances                                               69,557.90
                Amount of withdrawal, if any, from the Spread Account                      $0.00
                Monthly Advance Recoveries                                            (43,748.47)
                Purchase Amounts-Warranty and Administrative Receivables                   $0.00
                Purchase Amounts - Liquidated Receivables                                  $0.00
                Income from investment of funds in Trust Accounts                     $28,303.69
                                                                                -----------------
      Total Available Funds                                                                                          $7,481,647.80
                                                                                                                  =================

      Amounts Payable on Distribution Date:
                Reimbursement of Monthly Advances                                          $0.00
                Backup Servicer Fee                                                        $0.00
                Basic Servicing Fee                                                  $187,535.19
                Trustee and other fees                                                     $0.00
                Class A-1 Interest Distributable Amount                               $14,700.98
                Class A-2 Interest Distributable Amount                              $158,264.89
                Class A-3 Interest Distributable Amount                              $265,833.33
                Class A-4 Interest Distributable Amount                              $423,829.53
                Noteholders' Principal Distributable Amount                        $5,266,019.15
                Amounts owing and not paid to Security Insurer under
                                  Insurance Agreement                                      $0.00
                Supplemental Servicing Fees (not otherwise paid to Servicer)               $0.00
                Spread Account Deposit                                             $1,165,464.73
                                                                                -----------------
      Total Amounts Payable on Distribution Date                                                                     $7,481,647.80
                                                                                                                  =================


                                 Page 1 (1998-D)

 II.  Available  Funds

      Collected Funds (see V)
                             Payments Received                                     $7,017,132.74
                             Liquidation Proceeds (excluding Purchase Amounts)       $410,401.94                     $7,427,534.68
                                                                                -----------------
      Purchase Amounts                                                                                                       $0.00

      Monthly Advances
                             Monthly Advances - current Monthly Period (net)          $25,809.43
                             Monthly Advances - Outstanding Monthly Advances
                               not otherwise reimbursed to the Servicer                    $0.00                        $25,809.43
                                                                                -----------------

      Income from investment of funds in Trust Accounts                                                                 $28,303.69
                                                                                                                  -----------------

      Available Funds                                                                                                $7,481,647.80
                                                                                                                  =================

III.  Amounts  Payable  on  Distribution  Date

       (i)(a)   Taxes due and unpaid with respect to the Trust
                (not otherwise paid by AFL or the Servicer)                                                                  $0.00

       (i)(b)   Outstanding Monthly Advances (not otherwise reimbursed
                to Servicer and to be reimbursed on the Distribution Date)                                                   $0.00

       (i)(c)   Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                              $0.00

        (ii)    Accrued and unpaid fees (not otherwise paid by AFL or
                the Servicer):
                             Owner Trustee                                                 $0.00
                             Administrator                                                 $0.00
                             Indenture Trustee                                             $0.00
                             Indenture Collateral Agent                                    $0.00
                             Lockbox Bank                                                  $0.00
                             Custodian                                                     $0.00
                             Backup Servicer                                               $0.00
                             Collateral Agent                                              $0.00                             $0.00
                                                                                -----------------

      (iii)(a)  Basic Servicing Fee (not otherwise paid to Servicer)                                                   $187,535.19

      (iii)(b)  Supplemental Servicing Fees (not otherwise paid to Servicer)                                                 $0.00

      (iii)(c)  Servicer reimbursements for mistaken deposits or postings of checks
                returned for insufficient funds (not otherwise reimbursed to Servicer)                                       $0.00

        (iv)    Class A-1 Interest Distributable Amount                                                                 $14,700.98
                Class A-2 Interest Distributable Amount                                                                $158,264.89
                Class A-3 Interest Distributable Amount                                                                $265,833.33
                Class A-4 Interest Distributable Amount                                                                $423,829.53

         (v)    Noteholders' Principal Distributable Amount
                                  Payable to Class A-1 Noteholders                                                   $2,633,009.58
                                  Payable to Class A-2 Noteholders                                                           $0.00
                                  Payable to Class A-3 Noteholders                                                           $0.00
                                  Payable to Class A-4 Noteholders                                                   $2,633,009.57

        (vii)   Unpaid principal balance of the Class A-1 Notes after deposit to the Note Distribution Account of any funds in the Class A-1
                Holdback Subaccount (applies only on the Class A-1
                Final Scheduled Distribution Date)                                                                           $0.00

        (ix)    Amounts owing and not paid to the Security Insurer under
                Insurance Agreement                                                                                          $0.00
                                                                                                                  -----------------

                Total amounts payable on Distribution Date                                                           $6,316,183.07
                                                                                                                  =================

                                 Page 2 (1998-D)

 IV.  Calculation of Credit Enhancement Fee ("Spread Account Deposit");
      withdrawal from Reserve Account; Deficiency Claim Amount;
      Pre-Funding Account Shortfall and Class A-1 Maturity Shortfall

      Spread Account deposit:

                Amount of excess, if any, of Available Funds
                   over total amounts payable (or amount of such
                   excess up to the Spread Account Maximum Amount)                                                   $1,165,464.73

      Reserve Account Withdrawal on any Determination Date:

                Amount of excess, if any, of total amounts payable over
                    Available Funds (excluding amounts payable under item
                    (vii) of Section III)                                                                                    $0.00

                Amount available for withdrawal from the Reserve Account
                   (excluding the Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve
                   Account and the Requisite Reserve Amount (amount on deposit in the Reserve Account calculated taking into account any
                   withdrawals from or deposits to the Reserve Account in
                   respect of transfers of Subsequent Receivables)                                                           $0.00

                (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1 Holdback
                   Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                Amount of withdrawal, if any, from the Reserve Account                                                       $0.00

      Reserve Account Withdrawal on Determination Date for Class A-1 Final
        Scheduled Distribution Date:

                 Amount by which (a) the remaining principal balance of the
                 Class A-1 Notes exceeds (b) Available Funds after payment
                 of amounts set forth in item (v) of Section III                                                             $0.00

                   Amount available in the Class A-1 Holdback Subaccount                                                     $0.00

                   (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1
                   Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1 Noteholders)

                   Amount of withdrawal, if any, from the Class A-1 Holdback
                   Subaccount                                                                                                $0.00

      Deficiency Claim Amount:

                Amount of excess, if any, of total amounts payable over
                funds available for withdrawal from Reserve Amount, the Class
                A-1 Holdback Subaccount  and Available Funds                                                                 $0.00

                (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

      Pre-Funding Account Shortfall:

                Amount of excess, if any, on the Distribution Date on or
                immediately following the end of the Funding Period, of (a)
                the sum of the Class A-1 Prepayment Amount, the Class A-2
                Prepayment Amount, the Class A-3 Prepayment Amount, the
                Class A-4 Prepayment Amount, over, (b) the amount on deposit
                in the Pre-Funding Account                                                                                   $0.00


      Class A-1 Maturity Shortfall:

                Amount of excess, if any, on the Class A-1 Final Scheduled
                Distribution Date, of (a) the unpaid principal balance of the
                Class A-1 Notes over (b) the sum of the amounts deposited in the
                Note Distribution Account under item (v) and (vii) of Section
                III or pursuant to a withdrawal from the Class A-1 Holdback
                Subaccount.                                                                                                  $0.00

      (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or
      Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
      Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
      A-1 Maturity Shortfall.)

                                 Page 3 (1998-D)

 V.   Collected Funds

      Payments Received:
                          Supplemental Servicing Fees                                      $0.00
                          Amount allocable to interest                              2,421,300.43
                          Amount allocable to principal                             4,595,832.31
                          Amount allocable to Insurance Add-On Amounts                     $0.00
                          Amount allocable to Outstanding Monthly Advances
                          (reimbursed to the Servicer prior to deposit in the
                          Collection Account)                                              $0.00
                                                                                -----------------

      Total Payments Received                                                                                        $7,017,132.74

      Liquidation Proceeds:
                          Gross amount realized with respect to Liquidated
                          Receivables                                                 410,599.41

                          Less: (i) reasonable expenses incurred by Servicer
                           in connection with the collection of such Liquidated
                           Receivables and the repossession and disposition
                           of the related Financed Vehicles and (ii) amounts
                           required to be refunded to Obligors on such
                           Liquidated Receivables                                        (197.47)
                                                                                -----------------

      Net Liquidation Proceeds                                                                                         $410,401.94

      Allocation of Liquidation Proceeds:
                          Supplemental Servicing Fees                                      $0.00
                          Amount allocable to interest                                     $0.00
                          Amount allocable to principal                                    $0.00
                          Amount allocable to Insurance Add-On Amounts                     $0.00
                          Amount allocable to Outstanding Monthly Advances
                           (reimbursed to the Servicer prior to deposit
                           in the Collection Account)                                      $0.00                             $0.00
                                                                                -----------------                 -----------------

      Total Collected Funds                                                                                          $7,427,534.68
                                                                                                                  =================

 VI.  Purchase Amounts Deposited in Collection Account

      Purchase Amounts - Warranty Receivables                                                                                $0.00
                          Amount allocable to interest                                     $0.00
                          Amount allocable to principal                                    $0.00
                          Amount allocable to Outstanding Monthly Advances
                           (reimbursed to the Servicer prior to deposit in
                            the Collection Account)                                        $0.00

      Purchase Amounts - Administrative Receivables                                                                          $0.00
                          Amount allocable to interest                                     $0.00
                          Amount allocable to principal                                    $0.00
                          Amount allocable to Outstanding Monthly Advances
                          (reimbursed to the Servicer prior to deposit in the
                          Collection Account)                                              $0.00
                                                                                -----------------

      Total Purchase Amounts                                                                                                 $0.00
                                                                                                                  =================

VII.  Reimbursement of Outstanding Monthly Advances

      Outstanding Monthly Advances                                                                                     $105,110.81
                                                                                                                  =================

      Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                          Payments received from Obligors                            ($43,748.47)
                          Liquidation Proceeds                                             $0.00
                          Purchase Amounts - Warranty Receivables                          $0.00
                          Purchase Amounts - Administrative Receivables                    $0.00
                                                                                -----------------

      Outstanding Monthly Advances to be netted against Monthly
         Advances for the current Monthly Period                                                                       ($43,748.47)

      Outstanding Monthly Advances to be reimbursed out of
         Available Funds on the Distribution Date                                                                      ($43,748.47)

      Remaining Outstanding Monthly Advances                                                                            $61,362.34

      Monthly Advances - current Monthly Period                                                                         $69,557.90
                                                                                                                  -----------------

      Outstanding Monthly Advances - immediately following the Distribution Date                                       $130,920.24
                                                                                                                  =================

                                 Page 4 (1998-D)

VIII. Calculation of Interest and Principal Payments

A.  Calculation of Principal Distribution Amount

      Payments received allocable to principal                                                                       $4,595,832.31
      Aggregate of Principal Balances as of the Accounting Date of all
         Receivables that became Liquidated Receivables
         during the Monthly Period                                                                                     $670,186.84
      Purchase Amounts - Warranty Receivables allocable to principal                                                         $0.00
      Purchase Amounts - Administrative Receivables allocable to principal                                                   $0.00
      Amounts withdrawn from the Pre-Funding Account                                                                         $0.00
      Cram Down Losses                                                                                                       $0.00
                                                                                                                  -----------------

      Principal Distribution Amount                                                                                  $5,266,019.15
                                                                                                                  =================

B.  Calculation of Class A-1 Interest Distributable Amount

      Class A-1 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-1 Noteholders on such Distribution Date)          $3,016,891.17

      Multiplied by the Class A-1 Interest Rate                                           5.4820%

      Multiplied by actual days in the period or in the case of the first
         Distribution Date, by 26/360                                                 0.08888889                        $14,700.98
                                                                                -----------------

      Plus any unpaid Class A-1 Interest Carryover Shortfall                                                                    --
                                                                                                                  -----------------

      Class A-1 Interest Distributable Amount                                                                           $14,700.98
                                                                                                                  =================

C.  Calculation of Class A-2 Interest Distributable Amount

      Class A-2 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-2 Noteholders on such Distribution Date)         $32,000,000.00

      Multiplied by the Class A-2 Interest Rate                                            5.564%

      Multiplied by actual days in the period or in the case of the
         first Distribution Date, by 26/360                                           0.08888889                       $158,264.89
                                                                                -----------------

      Plus any unpaid Class A-2 Interest Carryover Shortfall                                                                    --
                                                                                                                  -----------------

      Class A-2 Interest Distributable Amount                                                                          $158,264.89
                                                                                                                  =================

D.  Calculation of Class A-3 Interest Distributable Amount

      Class A-3 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-3 Noteholders on such Distribution Date)         $55,000,000.00

      Multiplied by the Class A-3 Interest Rate                                            5.800%

      Multiplied by 1/12 or in the case of the first Distribution
         Date, by 26/360                                                              0.08333333                       $265,833.33
                                                                                -----------------

      Plus any unpaid Class A-3 Interest Carryover Shortfall                                                                 $0.00
                                                                                                                  -----------------

      Class A-3 Interest Distributable Amount                                                                          $265,833.33
                                                                                                                  =================

E.  Calculation of Class A-4 Interest Distributable Amount

      Class A-4 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-4 Noteholders on such Distribution Date)         $90,016,891.19

      Multiplied by the Class A-4 Interest Rate                                            5.650%

      Multiplied by 1/12 or in the case of the first Distribution
         Date, by 26/360                                                              0.08333333                       $423,829.53
                                                                                -----------------

      Plus any unpaid Class A-4 Interest Carryover Shortfall                                                                 $0.00
                                                                                                                  -----------------

      Class A-4 Interest Distributable Amount                                                                          $423,829.53
                                                                                                                  =================


                                 Page 5 (1998-D)

G.  Calculation of Noteholders' Interest Distributable Amount

      Class A-1 Interest Distributable Amount                                         $14,700.98
      Class A-2 Interest Distributable Amount                                        $158,264.89
      Class A-3 Interest Distributable Amount                                        $265,833.33
      Class A-4 Interest Distributable Amount                                        $423,829.53


      Noteholders' Interest Distributable Amount                                                                       $862,628.73
                                                                                                                  =================

H.  Calculation of Noteholders' Principal Distributable Amount:

      Noteholders' Monthly Principal Distributable Amount:

      Principal Distribution Amount                                                $5,266,019.15

      The Class A-4 Notes will be entitled to receive 50.00% of the Principal
      Distributable Amount on each Distribution Date. The Class A-1, Class A-2
      Notes, and Class A-3 Notes are "sequential pay" classes which collectively will receive 50.00% of the Principal Distribution Amount on each
      Distribution Date, first to the principal balance of the Class A-1 Notes until such principal balance is reduced to zero, and then to the principal balance of the Class A-2 Notes until such principal balance is reduced to zero, and then to the principal balance of the Class A-3 Notes until such principal balance is reduced to zero.
                                                                                                                     $5,266,019.15

      Unpaid Noteholders' Principal Carryover Shortfall                                                                      $0.00
                                                                                                                  -----------------

      Noteholders' Principal Distributable Amount                                                                    $5,266,019.15
                                                                                                                  =================

I.  Application of Noteholders' Principal Distribution Amount:

      Amount of Noteholders' Principal Distributable Amount payable to
      Class A-1 Notes, Class A-2 Notes, or Class A-3 Notes (see item H above)              50.00%                    $2,633,009.58
                                                                                -----------------                 =================


      Amount of Noteholders' Principal Distributable Amount payable to
      Class A-4 Notes                                                                      50.00%                    $2,633,009.57
                                                                                -----------------                 =================


 IX.  Pre-Funding Account

      A.  Withdrawals from Pre-Funding Account:

      Amount on deposit in the  Pre-Funding Account as of the preceding
         Distribution Date or, in the case of the first Distribution Date,
         as of the Closing Date                                                                                              $1.55
                                                                                                                  -----------------
                                                                                                                             $1.55
                                                                                                                  =================

      Less: withdrawals from the Pre-Funding Account in respect of transfers of
         Subsequent Receivables to the Trust occurring on a Subsequent Transfer
         Date (an amount equal to (a) $0 (the aggregate Principal Balance of
         Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount
         after giving effect to transfer of Subsequent Receivables over (ii) $0))                                            $0.00

      Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the January 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
         Account has been reduced to $100,000 or less as of the Distribution
         Date (see B below)                                                                                                  $0.00
                                                                                                                  -----------------

      Amount remaining on deposit in the Pre-Funding Account after
         Distribution Date
                                                                                           $1.55
                                                                                -----------------
                                                                                                                             $1.55
                                                                                                                  =================


      B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

      Amount withdrawn from the Pre-Funding Account as a result of the
         Pre-Funded Amount not being reduced to zero on the Distribution
         Date on or immediately preceding the end of the Funding Period.                                                     $0.00

                                 Page 6 (1998-D)

 X.   Reserve Account

      Requisite Reserve Amount:

      Portion of Requisite Reserve Amount calculated with respect to the Class A-1 Notes, Class A-2
         Notes, Class A-3 Notes, Class A-4 Notes,

      Product of (x) weighted average of the Class A-1,
      A-2, A-3, and A-4 Interest Rates (based on
      outstanding Class A-1, A-2, A-3, and A-4
      principal balances), divided by 360                                                 5.6811%
      (y) (the Pre-Funded Amount on such Distribution Date)                                 0.00
      (z) (the number of days until the January 1999 Distribution Date)                        0
                                                                                                                             $0.00
      Less the product of (x) 2.5% divided by 360,                                         2.500%
      (y) the Pre-Funded Amount on such Distribution Date and,                              0.00
      (z) (the number of days until the January 1999 Distribution Date)                        0                             $0.00
                                                                                                                  -----------------


      Requisite Reserve Amount                                                                                               $0.00
                                                                                                                  =================

      Amount on deposit in the Reserve Account (other than the Class A-1
         Holdback Subaccount) as of the preceding Distribution Date or, in the
         case of the first Distribution Date, as of the Closing Date                                                         $0.00

      Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
         Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding
         Account in respect of transfers of Subsequent Receivables)                                                          $0.00

      Less: the excess, if any, of the amount on deposit in the Reserve
         Account (other than the Class A-1 Holdback Subaccount) over the
         Requisite Reserve Amount (and amount withdrawn from the Reserve
         Account to cover the excess, if any, of total amounts payable over
         Available Funds, which excess is to be transferred by the Indenture
         Trustee from amounts withdrawn from the Pre-Funding Account in
         respect of transfers of Subsequent Receivables)                                                                     $0.00

      Less: withdrawals from the Reserve Account (other than the Class A-1
         Holdback Subaccount) to cover the excess, if any, of total amount
         payable over Available Funds (see IV above)                                                                         $0.00
                                                                                                                  -----------------

      Amount remaining on deposit in the Reserve Account (other than the
         Class A-1 Holdback Subaccount) after the Distribution Date                                                          $0.00
                                                                                                                  =================

 XI.  Class A-1 Holdback Subaccount:

      Class A-1 Holdback Amount:

      Class A-1 Holdback Amount as of preceding Distribution Date or the
         Closing Date, as applicable,                                                                                        $0.00

      Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the Original
         Pool Balance after giving effect to the transfer of Subsequent
         Receivables on the Distribution Date or on a Subsequent Transfer Date
         preceding the Distribution Date))                                                                                       0

      Less withdrawal, if any, of amount from the Class A-1 Holdback
         Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                                   $0.00

      Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
         Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal to be released
         by the Indenture Trustee)                                                                                           $0.00
                                                                                                                  -----------------

      Class A-1 Holdback Subaccount immediately following the Distribution Date                                              $0.00
                                                                                                                  =================

XII.  Calculation of Servicing Fees

      Aggregate Principal Balance as of the first
      day of the Monthly Period                                $180,033,780.81
      Multiplied by Basic Servicing Fee Rate                              1.25%
      Multiplied by months per year                                 0.08333333
                                                            -------------------

      Basic Servicing Fee                                                            $187,535.19

      Less: Backup Servicer Fees                                                           $0.00

      Supplemental Servicing Fees                                                          $0.00
                                                                                -----------------

      Total of Basic Servicing Fees and Supplemental Servicing Fees                                                    $187,535.19
                                                                                                                  =================

                                 Page 7 (1998-D)

XIII. Information for Preparation of Statements to Noteholders

         a.     Aggregate principal balance of the Notes as of first day of
                Monthly Period
                                  Class A-1 Notes                                                                    $3,016,891.17
                                  Class A-2 Notes                                                                   $32,000,000.00
                                  Class A-3 Notes                                                                   $55,000,000.00
                                  Class A-4 Notes                                                                   $90,016,891.19

         b.     Amount distributed to Noteholders allocable to principal
                                  Class A-1 Notes                                                                    $2,633,009.58
                                  Class A-2 Notes                                                                            $0.00
                                  Class A-3 Notes                                                                            $0.00
                                  Class A-4 Notes                                                                    $2,633,009.57

         c.     Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                  Class A-1 Notes                                                                      $383,881.59
                                  Class A-2 Notes                                                                   $32,000,000.00
                                  Class A-3 Notes                                                                   $55,000,000.00
                                  Class A-4 Notes                                                                   $87,383,881.62

         d.     Interest distributed to Noteholders
                                  Class A-1 Notes                                                                       $14,700.98
                                  Class A-2 Notes                                                                      $158,264.89
                                  Class A-3 Notes                                                                      $265,833.33
                                  Class A-4 Notes                                                                      $423,829.53

         e.     1.  Class A-1 Interest Carryover Shortfall, if any
                    (and change in amount from preceding statement)                                                          $0.00
                2.  Class A-2 Interest Carryover Shortfall, if any
                    (and change in amount from preceding statement)                                                          $0.00
                3.  Class A-3 Interest Carryover Shortfall, if any
                    (and change in amount from preceding statement)                                                          $0.00
                4.  Class A-4 Interest Carryover Shortfall, if any
                    (and change in amount from preceding statement)                                                          $0.00

         f.     Amount distributed payable out of amounts withdrawn
                from or pursuant to:
                1.  Reserve Account                                                        $0.00
                2.  Spread Account Class A-1 Holdback Subaccount                           $0.00
                3.  Claim on the Note Policy                                               $0.00

         g.     Remaining Pre-Funded Amount                                                                                  $1.55

         h.     Remaining Reserve Amount                                                                                     $0.00

         i.     Amount on deposit on Class A-1 Holdback Subaccount                                                           $0.00

         j.     Prepayment amounts
                                  Class A-1 Prepayment Amount                                                                $0.00
                                  Class A-2 Prepayment Amount                                                                $0.00
                                  Class A-3 Prepayment Amount                                                                $0.00
                                  Class A-4 Prepayment Amount                                                                $0.00

         k.      Prepayment Premiums
                                  Class A-1 Prepayment Premium                                                               $0.00
                                  Class A-2 Prepayment Premium                                                               $0.00
                                  Class A-3 Prepayment Premium                                                               $0.00
                                  Class A-4 Prepayment Premium                                                               $0.00

         l.     Total of Basic Servicing Fee, Supplemental Servicing Fees
                 and other fees, if any, paid by the Trustee on behalf of the Trust                                    $187,535.19

         m.     Note Pool Factors (after giving effect to distributions on the
                   Distribution Date)
                                  Class A-1 Notes                                                                       0.02952935
                                  Class A-2 Notes                                                                       1.00000000
                                  Class A-3 Notes                                                                       1.00000000
                                  Class A-4 Notes                                                                       0.87383882

                                 Page 8 (1998-D)

XVI.  Pool Balance and Aggregate Principal Balance

                Original Pool Balance at beginning of Monthly Period                                               $199,999,998.46
                Subsequent Receivables                                                                                          --
                                                                                                                  -----------------
                Original Pool Balance at end of Monthly Period                                                     $199,999,998.46
                                                                                                                  =================

                Aggregate Principal Balance as of preceding Accounting Date                                        $180,033,780.81
                Aggregate Principal Balance as of current Accounting Date                                          $174,767,761.66



      Monthly Period Liquidated Receivables                                            Monthly Period Administrative Receivables

                                                Loan #              Amount                                 Loan #       Amount
                                                ------              ------                                 ------       ------
                                  see attached listing            670,186.84                 see attached listing           --
                                                                       $0.00                                             $0.00
                                                                       $0.00                                             $0.00
                                                                -------------                                           -------
                                                                 $670,186.84                                             $0.00
                                                                =============                                           =======

XVIII.Delinquency Ratio

      Sum of Principal Balances (as of the Accounting Date) of all Receivables
         delinquent more than 30 days with respect to all or any portion of a
         Scheduled Payment as of the Accounting Date                                6,559,112.50

      Aggregate Principal Balance as of the Accounting Date                      $174,767,761.66
                                                                                -----------------

      Delinquency Ratio                                                                                                 3.75304486%
                                                                                                                  =================



     IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                        ARCADIA FINANCIAL LTD.

                                        By:
                                           ------------------------------------

                                        Name:  Scott R. Fjellman
                                             ----------------------------------
                                        Title: Vice President / Securitization
                                               --------------------------------


                                 Page 9 (1998-D)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - D

                             PERFORMANCE INFORMATION

                  FOR THE MONTHLY PERIOD ENDING APRIL 30, 1999

 I.   ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION            $200,000,000

                AGE OF POOL (IN MONTHS)                                      6

 II.  Delinquency Ratio

      Sum of Principal Balances (as of the Accounting Date)
         of all Receivables delinquent more than 30 days with
         respect to all or any portion of a Scheduled Payment
         as of the Accounting Date                                                 $6,559,112.50

      Aggregate Principal Balance as of the Accounting Date                      $174,767,761.66
                                                                                -----------------

      Delinquency Ratio                                                                                                 3.75304486%
                                                                                                                  =================


III.  Average Delinquency Ratio

      Delinquency ratio - current Determination Date                                  3.75304486%

      Delinquency ratio - preceding Determination Date                                3.21279177%

      Delinquency ratio - second preceding Determination Date                         2.83810142%
                                                                                -----------------


      Average Delinquency Ratio                                                                                         3.26797935%
                                                                                                                  =================


 IV.  Default Rate

      Cumulative balance of defaults as of the preceding Accounting Date                                               $575,556.54

           Add:    Sum of Principal Balances (as of the Accounting Date) of
                   Receivables that became Liquidated Receivables during the
                   Monthly Period or that became Purchased Receivables during
                   Monthly Period (if delinquent more than 30 days with respect
                   to any portion of a Scheduled Payment at time of purchase)                                          $670,186.84
                                                                                                                  -----------------

      Cumulative balance of defaults as of the current Accounting Date                                               $1,245,743.38

                Sum of Principal Balances (as of the Accounting Date)
                   of 90+ day delinquencies                                         1,345,618.73

                    Percentage of 90+ day delinquencies applied to defaults               100.00%                    $1,345,618.73
                                                                                -----------------                 -----------------

      Cumulative balance of defaults and 90+ day delinquencies as of the
        current Accounting Date                                                                                      $2,591,362.11
                                                                                                                  =================




 V.   Cumulative Default Rate as a % of Original Principal Balance
        (plus 90+ day delinquencies)

      Cumulative Default Rate - current Determination Date                             1.2956811%

      Cumulative Default Rate - preceding Determination Date                           0.9515613%

      Cumulative Default Rate - second preceding Determination Date                    0.3812381%


                                 Page 1 (1998-D)

 VI.  Net Loss Rate

      Cumulative net losses as of the preceding Accounting Date                                                        $222,496.80

           Add:    Aggregate of Principal Balances as of the Accounting Date
                   (plus accrued and unpaid interest thereon to the end of the
                   Monthly Period) of all Receivables that became Liquidated
                   Receivables or that became Purchased Receivables and that
                   were delinquent more than 30 days with respect to any
                   portion of a Scheduled Payment as of the Accounting Date          $670,186.84
                                                                                -----------------

                Liquidation Proceeds received by the Trust                          ($410,401.94)                      $259,784.90
                                                                                -----------------                 -----------------

      Cumulative net losses as of the current Accounting Date                                                          $482,281.70

                Sum of Principal Balances (as of the Accounting Date)
                   of 90+ day delinquencies                                        $1,345,618.73

                     Percentage of 90+ day delinquencies applied to losses                 50.00%                      $672,809.37
                                                                                -----------------                 -----------------

      Cumulative net losses and 90+ day delinquencies as of the
      current Accounting Date                                                                                        $1,155,091.07
                                                                                                                  =================


VII.  Cumulative Net Loss Rate as a % of Original Principal Balance
      (plus 90+ day delinquencies)

      Cumulative Net Loss Rate - current Determination Date                                                              0.5775455%

      Cumulative Net Loss Rate - preceding Determination Date                                                            0.4431399%

      Cumulative Net Loss Rate - second preceding Determination Date                                                     0.1906857%

VIII. Other Information Provided to FSA

         A.     Credit Enhancement Fee information:

                Aggregate Principal Balance as of the Accounting Date            $174,767,761.66
                Multiplied by:  Credit Enhancement Fee (31 bp's) * (30/360)               0.0258%
                                                                                -----------------
                                  Amount due for current period                                                         $45,148.34
                                                                                                                  =================


         B.     Dollar amount of loans that prepaid during the Monthly Period                                        $1,865,062.92
                                                                                                                  =================

                Percentage of loans that prepaid during the Monthly Period                                              1.06716645%
                                                                                                                  =================

VIII. Classic/Premier Loan Detail
                                                                               Classic            Premier              Total
                                                                               -------            -------              -----
      Aggregate Loan Balance, Beginning                                    $130,939,676.72     $49,094,104.09      $180,033,780.81
        Subsequent deliveries of Receivables                                         $0.00               0.00                 0.00
        Prepayments                                                          (1,062,603.71)       (802,459.21)       (1,865,062.92)
        Normal loan payments                                                 (1,524,848.99)     (1,205,920.40)       (2,730,769.39)
        Liquidated Receivables                                                 (508,091.72)       (162,095.12)         (670,186.84)
        Administrative and Warranty Receivables                                       0.00               0.00                 0.00
                                                                          -----------------   ----------------   ------------------
      Aggregate Loan Balance, Ending                                       $127,844,132.30     $46,923,629.36      $174,767,761.66
                                                                          =================   ================   ==================
      Delinquencies                                                          $5,356,082.75       1,203,029.75        $6,559,112.50
      Recoveries                                                               $327,172.99         $83,228.95          $410,401.94
      Net Losses                                                                180,918.73          78,866.17          $259,784.90



                                 Page 2 (1998-D)

 IX.  Spread Account Information                                                         $                                  %

      Beginning Balance                                                            $8,812,415.78                        5.04235775%

      Deposit to the Spread Account                                                $1,165,464.73                        0.66686483%
      Spread Account Additional Deposit                                                    $0.00                        0.00000000%
      Withdrawal from the Spread Account                                                   $0.00                        0.00000000%
      Disbursements of Excess                                                              $0.00                        0.00000000%
      Interest earnings on Spread Account                                             $30,429.54                        0.01741141%
                                                                                -----------------                 -----------------

      Ending Balance                                                              $10,008,310.05                        5.72663399%
                                                                                =================                 =================


      Specified Balance pursuant to Section 3.03 of the
           Spread Account Agreement among Olympic Financial Ltd.,
           Arcadia Receivables Finance Corp., Financial Security
           Assurance Inc. and Norwest Bank Minnesota, National Association        $15,729,098.69                        9.00000000%
                                                                                =================                 =================

 X.   Trigger Events

      Cumulative Loss and Default Triggers as of November 1, 1998

                                             Loss                Default         Loss Event       Default Event
        Month                            Performance           Performance       of Default         of Default
      ------------------------------------------------------------------------------------------------------------
          3                                 1.05%                  2.11%            1.33%              2.66%
          6                                 2.11%                  4.21%            2.66%              5.32%
          9                                 3.05%                  6.10%            3.85%              7.71%
         12                                 3.90%                  7.79%            4.92%              9.84%
         15                                 5.02%                 10.03%            6.34%             12.68%
         18                                 6.04%                 12.07%            7.63%             15.25%
         21                                 6.93%                 13.85%            8.75%             17.50%
         24                                 7.70%                 15.40%            9.73%             19.45%
         27                                 8.10%                 16.21%           10.24%             20.47%
         30                                 8.43%                 16.86%           10.65%             21.29%
         33                                 8.71%                 17.43%           11.01%             22.01%
         36                                 8.96%                 17.92%           11.32%             22.63%
         39                                 9.08%                 18.15%           11.47%             22.93%
         42                                 9.17%                 18.34%           11.58%             23.16%
         45                                 9.25%                 18.49%           11.68%             23.36%
         48                                 9.31%                 18.62%           11.76%             23.52%
         51                                 9.36%                 18.73%           11.83%             23.65%
         54                                 9.41%                 18.81%           11.88%             23.76%
         57                                 9.44%                 18.88%           11.92%             23.84%
         60                                 9.46%                 18.93%           11.95%             23.91%
         63                                 9.48%                 18.96%           11.97%             23.95%
         66                                 9.49%                 18.98%           11.99%             23.98%
         69                                 9.50%                 18.99%           12.00%             23.99%
         72                                 9.50%                 19.00%           12.00%             24.00%
      ------------------------------------------------------------------------------------------------------------


      Average Delinquency Ratio equal to or greater than 8.20%                                   Yes________        No___X_____

      Cumulative Default Rate (see above table)                                                  Yes________        No___X_____

      Cumulative Net Loss Rate (see above table)                                                 Yes________        No___X_____

      Trigger Event that occurred as of a prior Determination Date
         is Deemed Cured as of current Determination Date                                        Yes________        No___X_____

 XI.  Insurance Agreement Events of Default

      To the knowledge of the Servicer, an Insurance Agreement
         Event of Default has occurred                                                           Yes________        No___X_____

      To the knowledge of the Servicer, a Capture Event has occurred and
         be continuing                                                                           Yes________        No___X_____

      To the knowledge of the Servicer, a prior Capture Event has been cured by
         a permanent waiver                                                                      Yes________        No___X_____

     IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                             ARCADIA FINANCIAL LTD.

                             By:
                                ----------------------------------------------

                             Name:   Scott R. Fjellman
                                  --------------------------------------------
                             Title:  Vice President / Securitization
                                   -------------------------------------------


                                 Page 3 (1998-D)